SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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VISHAY PRECISION GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 25, 2017.
Meeting Information
VISHAY PRECISION GROUP, INC.
Meeting Type:                Annual Meeting
For holders as of:    April 4, 2017
Date: May 25, 2017    Time: 9:00 a.m., local time
Location: The Desmond Hotel and Conference Center
                 1 Liberty Boulevard
                 Malvern, PA 19355
Directions to the meeting location are available at: www.vpgsensors.com

VISHAY PRECISION GROUP, INC. 3 GREAT VALLEY PARKWAY SUITE 150 MALVERN, PA 19355
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy ( see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote —— How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. 2016 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents (and similar documents for future meetings), you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
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by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

—— How To Vote —— Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR
the following:
1.	Election of Directors
Nominees:
	01) 02) 03) 04) 05) 06)	Marc Zandman Janet Clarke Saul Reibstein Timothy Talbert Ziv Shoshani Cary Wood
The Board of Directors recommends you vote FOR proposals 2 and 3.
2.	To ratify the appointment of Ernst & Young LLP as Vishay Precision Group, Inc.'s registered public accounting firm for the year ending December 31, 2017.
3.	To approve the non-binding resolution relating to executive compensation.
The Board of Directors recommends you vote 1 YEAR on proposal 4.
4.	To recommend, by non-binding vote, the frequency of executive compensation votes.
The Board of Directors recommends you vote AGAINST proposal 5.
5.	Stockholder proposal - to adopt a recapitalization plan to eliminate the company's dual class capital structure.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.